INVESTOR PRESENTATION MARCH 2025

FORWARD LOOKING STATEMENTS & USE OF NON-GAAP FINANCIAL MEASURES FORWARD LOOKING STATEMENTS Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including any future pandemic, epidemic or outbreak of any highly infectious disease on the U.S. that may impact DiamondRock Hospitality Company’s (the "Company“) hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, which the Company has filed with the Securities and Exchange Commission, and in our other public filings which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward- looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflect ed in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third- party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. USE OF NON-GAAP FINANCIAL MEASURES We use the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with U.S. GAAP. EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. A detailed explanation of these non-GAAP financial measures and the reconciliation of such measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP can be found in the Company’s third quarter 2024 earnings press release dated February 27, 2025. 2

DIAMONDROCK AT A GLANCE DIVERSIFIED GEOGRAPHY DIVERSIFIED PROPERTIES FINANCIAL SUMMARY Net Debt2 to EBITDA Total Debt2 $1.1B 3.5x Total Debt to Gross Book Value 30% Revenue $1.1B Corporate Adj. EBITDA1 $292MM FY 2024 PORTFOLIO 9,594 36 26 ROOMS GEOGRAPHIC MARKETS PROPERTIES 1. Adjusted to exclude share-based compensation and the FY2024 operations of Westin DC and include the FY2024 operations of AC Minneapolis 2. Excludes preferred capital 3 MARKET % OF 2024 EBITDA1 Boston 13.3% Chicago 12.5% New York City 8.2% Florida Keys 6.8% Vail 5.9% Fort Lauderdale 5.6% Fort Worth 4.9% Salt Lake City 3.9% Denver 3.9% Sedona 3.8% Destin 3.7% Sausalito 3.4% Charleston 3.3% San Diego 3.2% Sonoma 2.5% Huntington Beach 2.3% Phoenix 2.1% New Orleans 2.0% Atlanta 2.0% Burlington 1.8% Austin 1.5% Lake Tahoe 1.3% Minneapolis 0.9% DC Metro 0.7% Paradise Valley/Yellowstone 0.6% San Francisco 0.0% Total 100.0% Luxury Resort Lifestyle Resort Urban Lifestyle Urban Gateway LIFESTYLE/ RESORT URBAN Boston Ft. Worth Ft. Lauderdale Chicago Vail Sausalito Salt Lake City San Diego Key West Sonoma Burlington Phoenix Denver Destin Atlanta Huntington Beach Charleston New Orleans San Francisco Lake Tahoe Sedona New York Austin Paradise Valley/Yellowstone Marathon Minneapolis Bethesda 1. Excludes Westin DC

# WELL-POSITIONED PORTFOLIO: LEISURE AS A LONG-TERM SECULAR DRIVER

DIAMONDROCK HOSPITALITY

**24 Hotels**
**4,347 Keys**

**56% of Portfolio by Revenue**

*13 Independent Hotels*

*100% Unencumbered by Management*

## LUXURY & LIFESTYLE RESORTS

AUSTIN, TX

LAKE AUSTIN SPA RESORT

MARATHON, FL

TRANQUILITY BAY RESORT

FORT LAUDERDALE, FL

WESTIN FORT LAUDERDALE BEACH RESORT

PRAY, MT

CHICO HOT SPRINGS

SEDONA, AZ

L'AUBERGE DE SEDONA

DESTIN, FL

HENDERSON BEACH RESORT

LAKE TAHOE, CA

THE LANDING RESORT AND SPA

HUNTINGTON BEACH, CA

KIMPTON SHOREBREAK RESORT

VAIL, CO

THE HYTHE, A LUXURY COLLECTION HOTEL

DESTIN, FL

HENDERSON PARK INN

FORT LAUDERDALE, FL

KIMPTON SHOREBREAK FORT LAUDERDALE BEACH RESORT

KEY WEST, FL

HAVANA CABANA

SAUSALITO, CA

CAVALLO POINT

KEY WEST, FL

MARGARITAVILLE BEACH HOUSE KEY WEST

SEDONA, AZ

ORCHARDS INN

SONOMA, CA

THE LODGE AT SONOMA RESORT

## URBAN LIFESTYLE HOTELS

BURLINGTON, VT

HOTEL CHAMPLAIN BURLINGTON

CHARLESTON, SC

THE LINDY CHARLESTON HISTORIC DISTRICT

CHICAGO, IL

THE GWEN, A LUXURY COLLECTION HOTEL

DENVER, CO

HOTEL CLIO, A LUXURY COLLECTION HOTEL

PHOENIX, AZ

HOTEL PALOMAR PHOENIX

SAN FRANCISCO, CA

HOTEL EMBLEM

NEW ORLEANS, LA

BOURBON ORLEANS HOTEL

BOSTON, MA

THE DAGNY BOSTON

Notes: Revenue as of FY 2024

4

WELL-POSITIONED PORTFOLIO: GROUP AND URBAN DEMAND RECOVERY

DiamondRock Hospitality

## URBAN GROUP HOTELS

# 5 Hotels
# 3,443 Keys

**31% of Portfolio by Revenue**

*Strong Convention Markets*

BOSTON, MA



WESTIN BOSTON SEAPORT

CHICAGO, IL



CHICAGO MARRIOTT MAGNIFICIENT MILE

SAN DIEGO, CA



WESTIN SAN DIEGO BAYVIEW

FORT WORTH, TX



THE WORTHINGTON

SALT LAKE CITY, UT



SALT LAKE CITY MARRIOTT DOWNTOWN

## URBAN LIMITED-SERVICE HOTELS

# 5 Hotels
# 1,214 Keys

**10% of Portfolio by Revenue**

*100% Unencumbered by Management*

NEW YORK, NY



HILTON GARDEN TIMES SQUARE CENTRAL

NEW YORK, NY



COURTYARD MANHATTAN/FIFTH AVENUE

NEW YORK, NY



COURTYARD MANHATTAN/MIDTOWN EAST

DENVER, CO



COURTYARD DENVER DOWNTOWN

MINNEAPOLIS, MN



AC MINNEAPOLIS DOWNTOWN

## SUBURBAN HOTELS

# 2 Hotels
# 590 Keys

**3% of Portfolio by Revenue**

*100% Unencumbered by Management*

ATLANTA, GA



ATLANTA MARRIOTT ALPHARETTA

BETHESDA, MD



EMBASSY SUITES BETHESDA

Notes: Revenue as of FY 2024

5

2024 OPERATIONAL RESULTS KEY TAKEAWAYS Hotel Champlain Burlington, Curio Collection by Hilton • Sold Westin DC City Center in Feb. 2025 for $92MM or 7% Cap Rate, 5% FCF Yield • Repurchased 3.1 million shares at an average price of $8.33 per share • Acquired AC Hotel Minneapolis in November 2024 for $30MM or an 8%+ Cap Rate • Commenced $25MM Reposition on The Orchards-Sedona, 10%+ Yield on Cost • Invested $81.6M+ in capital improvements at our hotels, including: • Conversion of Hilton Burlington to the Hotel Champlain, a Curio Collection hotel • Room Renovations at Westin San Diego and Bourbon Orleans • The Dagny is exceeding underwriting: 2024 RevPAR +9%, EBITDA +40% 6 $258 $244 $235 $240 $245 $250 $255 $260 2024 TREVPAR 2023 TREVPAR URBAN Units in $MM F&B GROUP REVENUE Units in $MM $202 $183 $170 $180 $190 $200 $210 2024 REVENUE 2023 REVENUE • FY24 TRevPAR, Adj. EBITDA and AFFO/Sh Exceeded Original Guidance +4.3% +2.6% $1.01/sh Total Revenue(1) RevPAR(1) Adj. FFO/Share +11%+6% (1) 2024 Comparable Total RevPAR and RevPAR vs. 2023 +3.8% Total RevPAR (1) $282 $265 $150 $200 $250 $300 2024 F&B 2023 F&B +7%

2025 OUTLOOK

DiamondRock Hospitality

## 2025 GUIDANCE

| METRIC | LOW END | HIGH END |
|---|---|---|
| Comparable RevPAR Growth | 1% | 3% |
| Adjusted EBITDA | $275MM | $300MM |
| Adjusted FFO | $199MM | $224MM |
| Adjusted FFO per Share | $0.94 per Share | $1.06 per Share |

### ASSUMPTIONS

- **Corporate Expenses:** $24MM - $25MM
- **Interest Expense:** $64MM - $65MM
- **Income Tax Expense:** $1MM - $2MM
- **Available Rooms:** 3,502,540
- **Wtd. Avg Shares/Units:** 211MM

## OUTLOOK

- Group revenue pace up 2% over STLY, a 500bp sequential increase from Q3'24
- Excluding Chicago, group pace up 6% over STLY
- Urban markets continue to see increase in business transient demand
- Labor and benefits expenses are normalizing, particularly in resort markets
- Full year renovation benefit from Hotel Champlain, Bourbon Orleans, Westin Bayview
- The Dagny continues to ramp from conversion to independent lifestyle hotel
- The Orchards renovation will be completed in late-2025

7

PROFORMA BALANCE SHEET BALANCE SHEET & LIQUIDITY Note: Mortgages reflect balance at scheduled maturity, Term Loan reflects exercise of one-year extension SIGNIFICANT LIQUIDITY AVAILABLE AT YEAR-END 2024 Units in $MM 8 NET DEBT + PREFERRED / EBITDA Source: DiamondRock February 24, 2025 Baird Comp Sheet (Net Debt + Preferred / EBITDA 2024) Low Leverage High Leverage CORPORATE CASH $81 CASH AT HOTELS $103UNDRAWN REVOLVER $400 $584MM $296 $300 $500 $0 $200 $400 $600 2025 2026 2027 2028 Mortgages Term Units in $MM 11.2 8.6 7.1 6.2 5.6 5.6 5.4 4.6 3.9 3.7 3.3 3.1 BHR PEB INN RLJ XHR PK CLDT SHO DRH RHP APLE HST

MOST LIQUID PORTFOLIO AMONGST PEERS BENEFITS OF SHORT-TERM AGREEMENTS ■ Terminable at Will ■ Asset Liquidity Enhanced ■ Superior Cost Controls ■ 50 to 100 bps Better Exit Cap Rate ■ Enhanced Flexibility to Optimize Performance VALUATION PREMIUM: UNENCUMBERED VS. ENCUMBERED HOTELS 15% 20% 0% 20% 40% 60% 80% 100% DRH PEB RLJ SHO HST PK XHR Non-Brand Managed Brand Managed % OF UNENCUMBERED PROPERTIES Notes Source: Company 2024 Annual Reports 1RLJ reflects only Hilton brand managed hotels, as other brand managed properties were not disclosed 2HST reflects % of rooms that are brand-managed since properties are not disclosed 3PK reflects an estimate as numbers were not disclosed GROUND LEASE EXPOSURE COMPANY % OF ROOMS TENOR OF THE 5 SHORTEST LEASES NO. OF LEASED HOTELS PEB4 41% 32 Years 18 Hotels HST 29% 17 Years 19 Hotels PK 24% 14 Years 15 Hotels PEER AVERAGE 24% 36 Years 11 Hotels DRH5 21% 64 Years 6 Hotels SHO6 16% 47 Years 1 Hotels XHR7 8% 70 Years 2 Hotels 9 21 3 4Includes restaurant ground lease at Southernmost Beach Resort 5Excludes the Kimpton Palomar Phoenix lease due to perpetual purchase rights and Hotel Clio patio ground lease which is not critical to operations 6Excludes JW Marriott New Orleans airspace lease 7Excludes Hyatt Regency Santa Clara due to purchase rights TO

RESILIENCE OF LEISURE TRAVEL Per CBRE, population growth in heaviest traveling segments (Millennials & Baby Boomers) with more flexibility, money, and desire for more experiences should lead to more leisure travel 60.8 62.3 71.5 90.4 Family Formation/Millenials (25-39) Active Retirement/Baby Boomers (55-79) 2010 2030 U.S. Population by Age Segment Over Time (in MM) Peak Travel Years EXTRAORDINARY LEISURE DEMAND = 4.4 Days Per Week 2019 Days Per Week in Office of an Average US Office Worker 3.4 Days Per Week Post-Pandemic Days Per Week in Office of an Average US Office Worker 2.7B Incremental Days of Locational Flexibility Upside Opportunity with Locational Flexibility Source: CBRE Hotels Research MORE PEOPLE MORE FLEXIBILITY Intent to spend on leisure travel outperforms the overall spending trend Spending Intentions (% Change vs Sep-Nov’21 Avg) Total Spending Leisure Travel Source: Deloitte 2024 Travel Outlook MORE EXPERIENTIAL SPENDING 10

HIGH EXPOSURE IN LIMITED SUPPLY MARKETS 1 Methodology: 3 year average of CoStar 12 month supply change forecast (2024 – 2026); green light < 1%, yellow light <1-3%, red light 3%+ MARKET % OF 2024 EBITDA SUPPLY FORECAST1 RESORT MARKETS Florida Keys 6.8% Vail 5.9% Fort Lauderdale 5.6% Sedona 3.8% Destin 3.7% Sonoma 2.5% Lake Austin 1.5% Lake Tahoe 1.3% Paradise Valley/Yellowstone 0.6% DRH hotels are located in low supply markets, with some resort markets having negligible supply growth MARKET % OF 2024 EBITDA SUPPLY FORECAST1 URBAN MARKETS Boston 13.3% Chicago 12.5% New York City 8.2% Fort Worth 4.9% Salt Lake City 3.9% Denver 3.9% Sausalito 3.4% 11

2025 THE CLIFFS AT L'AUBERGE



*Integration of Orchards Inn with L'Auberge de Sedona*

- New cliff side pool and bar with some of the best views of Sedona's red rocks
- Significant rate opportunity
- **Total Cost:** ~$25MM
- **Stabilized Yield on Cost:** 10%
- **Est. Completion:** 2025


2024 ADR COMPARISON
2x Difference in ADRs
$293
$887
Orchards Inn
L'Auberge de Sedona



12

POTENTIAL LONGER TERM CAPITAL PROJECTS Courtyard Denver Downtown 13 The Westin Boston Seaport District Exploring Adding More Waterfront Guest Rooms Franchise Expiration in 2027 Potential Upbranding and Expansion Franchise Expiration in 2026 Value Creation Opportunity Currently 37 Rooms Entitled for 135 Ocean-Front Units Exploring adding 11 Keys Exploring Installation of a New Marina Exploring Adding New Cabins Exploring Spa and Meeting Space Expansion

2024 ESG ACCOMPLISHMENTS – GRESB RESULTS GRESB ANNUAL RESULTS VS PEER GROUP 2017 2018 2019 2020 2021 2022 2023 2024 DRH GRESB Score 53 75 81 84 86 82 85 86 Peer Score Average 57 58 69 69 72 65 77 80 Index to Peer Score Avg 93% 129% 117% 122% 119% 126% 110% 108% 2024 DRH GRESB SCORE & RECOGNITION 5th Consecutive Year Recognized as Sector Leader GRESB REAL ESTATE ASSESSMENT • Ranked 1st GRESB Score among Worldwide Listed Hotels • Ranked 17th GRESB Score among U.S. Listed Companies (Top 15%) 14 GRESB PUBLIC DISCLOSURE • Ranked 1st within the U.S. Hotels with a score of “A” compared to the Peer Group Average of “B” and the GRESB Global Average of “B” ISS ESG RANKINGS(2) 2ENVIRONMENTAL 3SOCIAL 1GOVERNANCE As of February 2025 NAREIT AWARD • Received NAREIT’s 2024 Leader in the Light Award